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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 10, 2005

                          ----------------------------

                            CENTURY ALUMINUM COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                    0-27918                   13-3070826
(State or other jurisdiction   (Commission File Number)         (IRS Employer
        of Incorporation)                                    Identification No.)

             2511 GARDEN ROAD
          BUILDING A, SUITE 200
           MONTEREY, CALIFORNIA                                93940
(Address of principal executive offices)                     (Zip Code)

                                 (831) 642-9300
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On February 10, 2005, Nordural ehf. ("Nordural"), a wholly-owned subsidiary of Century Aluminum Company ("Century"), entered into a new loan agreement (the "Loan Agreement") and other agreements and documents related to a new $365.0 million senior term loan facility. Landsbanki Islands hf. and Kaupthing Bank hf., which are the administrative agent and the security trustee, respectively, under the Loan Agreement, served as lead arrangers for the new term loan facility, which closed on February 15, 2005. The lenders party to the Loan Agreement are Landsbanki Islands hf., Kaupthing Bank hf., Nordic Investment Bank, Islandsbanki, HSH Nordbank A.G., Credit Suisse First Boston International and Fortis SA/NV. On February 15, 2005, Nordural borrowed $82.0 million under the Loan Agreement. Amounts borrowed under the new term loan facility were used to refinance Nordural's prior existing $185.0 million senior facility agreement, dated as of September 2, 2003, as amended and restated August 16, 2004 (the "Senior Facility Agreement"), among Nordural, Kaupthing Bank hf. and Landsbanki Islands hf., as the arrangers and banks, BNP Paribas S.A., as the account bank, Landsbanki Islands hf., as the agent, and Kaupthing Bank hf., as the security trustee. Concurrently with the closing of the new term loan facility, the Senior Facility Agreement was terminated. In addition to refinancing the Senior Facility Agreement, the new term loan facility will be used to finance a portion of the costs associated with the ongoing expansion of the Nordural facility and for Nordural's general corporate purposes. Amounts borrowed under the new term loan facility may be drawn down in minimum amounts of $10.0 million, and whole multiples of $1 million in excess thereof, on the 25th day of any month. Drawings under the facility may be made until September 30, 2006, provided that Nordural has the option to cancel part of the facility (up to $135.0 million) in whole or in part on or before June 30, 2005. It is the present intent of Nordural to make monthly borrowings to finance the ongoing expansion of the Nordural facility and to fully draw the new term loan facility by September 30, 2006.

        Amounts borrowed under Nordural's new term loan facility bear interest at a margin over the applicable Eurodollar rate, plus any increased cost of compliance by the lenders with any applicable reserve asset requirements. Nordural's obligations under the new term loan facility have been secured by a pledge of all of Nordural's shares pursuant to a securities pledge agreement with the lenders. In addition, substantially all of Nordural's assets are pledged as security under the new term loan facility, including, but not limited to, all of Nordural's property, plant and equipment related to the smelter and the harbor area and all of Nordural's current and future inventory, receivables, insurance policies, bank accounts, and rights under specified contracts relating to the operation of the Nordural facility, including its tolling, anode supply and power contracts having a term longer than two years. All outstanding principal must be repaid on February 28, 2010, provided that Nordural is required to make the following minimum repayments of principal on the facility:
$15.5 million on February 28, 2007 and $14.0 million on each of August 31, 2007, February 29, 2008, August 31, 2008, February 28, 2009, August 31, 2009 and February 28, 2010. If Nordural makes a dividend payment (which dividends are not permitted until the Nordural facility has been expanded to a production level of 212,000 metric tons per year), it must simultaneously make a repayment of principal in an amount equal to 50% of the dividend. Nordural's new term loan facility contains customary covenants, including limitations on additional indebtedness, investments, capital expenditures, dividends, and hedging agreements. Nordural is also subject to various financial covenants, including minimum interest and debt service coverage and net worth covenants. The loan agreement contains customary events of default, including (a) material breach of representations, warranties or covenants; (b) non-payment of amounts due under the facility; (c) cross-default provisions relating to other indebtedness of Nordural; (d) change in control of Nordural (excluding transfer of ownership to Century, its subsidiaries or affiliates); (e) ineffectiveness of security documents or material loss of collateral; (f) bankruptcy; (g) legal prohibitions on performance of obligations under the loan documentation; and (h) material adverse change. Upon the occurrence of an event of default, the amounts outstanding under the loan facility may be accelerated and become immediately due and payable.

      In connection with the new term loan facility, Nordural also entered into the following agreements on February 10, 2005:

      - Accounts Pledge Agreement, among Nordural, Kaupthing Bank hf., as security trustee and Kaupthing Bank hf. and Landsbanki Islands hf., as account banks (the "Accounts Pledge Agreement");

      - Declaration of Pledge, between Nordural and Kaupthing Bank hf., as security trustee (the "Declaration of Pledge");


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      -     Securities Pledge Agreement, among Nordural Holdings I ehf.,
            Nordural Holdings II ehf., Nordural and Kaupthing Bank hf., as security trustee (the "Securities Pledge Agreement"); and

      - General Bond, between Nordural and Kaupthing Bank hf., as security trustee (the "General Bond").

      Landsbanki Islands hf. and Kaupthing Bank hf. were the arrangers and banks, as well as the agent and the security trustee, respectively, under the Senior Facility Agreement. Landsbanki Islands hf. and Kaupthing Bank hf. and/or their affiliates have from time to time performed and may in the future perform various commercial banking services for Nordural in the ordinary course of business, for which they received or will receive customary fees.

      Credit Suisse First Boston International, which is a lender party to the Loan Agreement, has an affiliate which acted as (i) an underwriter in connection with Century's April 2004 public equity offering of its common stock, (ii) as dealer manager and solicitation agent in connection with Century's tender offer and consent solicitation for its 11 3/4% senior secured first mortgage notes due 2008, (iii) as an initial purchaser in connection with Century's private offering of $175.0 million aggregate principal amount of its 1.75% Convertible Senior Notes due August 1, 2024 and (iv) as an initial purchaser in connection with Century's private offering of $250.0 million aggregate principal amount of its 7.5% Senior Notes due August 15, 2014. An affiliate of Credit Suisse First Boston International is also a lender under Century's revolving credit facility. Credit Suisse First Boston International and/or its affiliates have from time to time performed and may in the future perform various financial advisory, commercial banking and investment banking services for Century in the ordinary course of business, for which it has received or will receive customary fees.

      The description of the Loan Agreement, the Accounts Pledge Agreement, the Declaration of Pledge, the Securities Pledge Agreement and the General Bond set forth above does not purport to be complete and is qualified in its entirety by reference to the Loan Agreement, the Accounts Pledge Agreement, the Declaration of Pledge, the Securities Pledge Agreement and the General Bond, copies of which are incorporated herein by reference as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, to this Current Report on Form 8-K.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

      For information regarding termination of the Senior Facility Agreement, see Item 1.01, which is incorporated herein by reference.

      Landsbanki Islands hf. and Kaupthing Bank hf. were the arrangers and banks, as well as the agent and the security trustee, respectively, under the Senior Facility Agreement. Landsbanki Islands hf. and Kaupthing Bank hf., which are the administrative agent and the security trustee, respectively, under the Loan Agreement, served as lead arrangers for the new term loan facility. In addition, Landsbanki Islands hf. and Kaupthing Bank hf. and/or their affiliates have from time to time performed and may in the future perform various commercial banking services for Nordural in the ordinary course of business, for which they received or will receive customary fees.


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ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

      See Item 1.01, which is incorporated herein by reference.

ITEM 8.01 OTHER EVENTS

      On February 11, 2005, Century issued a press release announcing that Nordural had executed its new term loan facility. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (C)   EXHIBITS

      The following exhibits are filed with this report:

Exhibit Number          Description
--------------          -----------
     10.1               Loan Agreement, dated as of February 10, 2005, among
                        Nordural ehf., the several lenders from time to time
                        parties thereto, Landsbanki Islands hf., as
                        administrative agent and Kaupthing Bank hf., as security
                        trustee (incorporated by reference to Century Aluminum
                        Company's Registration Statement on Form S-1, as
                        amended, Registration No. 333-121255).

     10.2               Accounts Pledge Agreement, dated as of February 10,
                        2005, among Nordural ehf., Kaupthing Bank hf., as security trustee and Kaupthing Bank hf. and Landsbanki
                        Islands hf. as account banks (incorporated by reference to Century Aluminum Company's Registration Statement on
                        Form S-4, as amended, Registration No. 333-121729).

     10.3 Declaration of Pledge, dated as of February 10, 2005, between Nordural ehf. and Kaupthing Bank hf., as security trustee (incorporated by reference to Century
                        Aluminum Company's Registration Statement on Form S-4, as amended, Registration No. 333-121729).

     10.4               Securities Pledge Agreement, dated as of February 10,
                        2005, among Nordural Holdings I ehf., Nordural Holdings
                        II ehf., Nordural ehf. and Kaupthing Bank hf., as security trustee (incorporated by reference to Century
                        Aluminum Company's Registration Statement on Form S-4, as amended, Registration No. 333-121729).

     10.5               General Bond, dated as of February 10, 2005, between
                        Nordural ehf. and Kaupthing Bank hf., as security trustee (incorporated by reference to Century Aluminum
                        Company's Registration Statement on Form S-4, as amended, Registration No. 333-121729).

     99.1 Press Release, dated February 11, 2005, announcing the execution by Nordural ehf. of its new term loan facility.

                                      ****


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      This Current Report on Form 8-K, together with the information in Exhibit
99.1, may contain "forward-looking statements" within the meaning of the U.S. federal securities laws. Century has based its forward-looking statements on current expectations and projections about the future; however, these statements are subject to risks, uncertainties and assumptions, any of which could cause Century's actual results to differ materially from those expressed in its forward-looking statements. More information about these risks, uncertainties and assumptions can be found in the risk factors and forward-looking statements cautionary language contained in Century's filings with the U.S. Securities and Exchange Commission. Century does not undertake, and specifically disclaims, any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date such forward-looking statements are made.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CENTURY ALUMINUM COMPANY

Date: February 16, 2005                 By: /s/ Gerald J. Kitchen
      -----------------                     ---------------------
                                            Name:  Gerald J. Kitchen
                                            Title: Executive Vice President,
                                                   General Counsel, Chief
                                                   Administrative Officer and
                                                   Secretary


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                                  EXHIBIT INDEX

Exhibit Number          Description
--------------          -----------
    10.1                Loan Agreement, dated as of February 10, 2005, among
                        Nordural ehf., the several lenders from time to time
                        parties thereto, Landsbanki Islands hf., as
                        administrative agent and Kaupthing Bank hf., as security
                        trustee (incorporated by reference to Century Aluminum
                        Company's Registration Statement on Form S-1, as
                        amended, Registration No. 333-121255).

    10.2                Accounts Pledge Agreement, dated as of February 10,
                        2005, among Nordural ehf., Kaupthing Bank hf., as security trustee and Kaupthing Bank hf. and Landsbanki
                        Islands hf. as account banks (incorporated by reference to Century Aluminum Company's Registration Statement on
                        Form S-4, as amended, Registration No. 333-121729).

    10.3 Declaration of Pledge, dated as of February 10, 2005, between Nordural ehf. and Kaupthing Bank hf., as security trustee (incorporated by reference to Century
                        Aluminum Company's Registration Statement on Form S-4, as amended, Registration No. 333-121729).

    10.4                Securities Pledge Agreement, dated as of February 10,
                        2005, among Nordural Holdings I ehf., Nordural Holdings
                        II ehf., Nordural ehf. and Kaupthing Bank hf., as security trustee (incorporated by reference to Century
                        Aluminum Company's Registration Statement on Form S-4, as amended, Registration No. 333-121729).

    10.5                General Bond, dated as of February 10, 2005, between
                        Nordural ehf. and Kaupthing Bank hf., as security trustee (incorporated by reference to Century Aluminum
                        Company's Registration Statement on Form S-4, as amended, Registration No. 333-121729).

    99.1 Press Release, dated February 11, 2005, announcing the execution by Nordural ehf. of its new term loan facility.


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